Exhibit 99.2

Solid Power Partners with SK Innovation to Jointly Produce All-Solid-State Batteries

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Solid Power and SK Innovation sign a memorandum of understanding and joint development agreement with intent to manufacture all-solid-state cells using Solid Power’s proprietary electrolyte for automotive qualification testing.

•	Partnership intended to validate battery cell development and production process as Solid Power works toward commercialization of its all-solid-state cells and electrolyte materials.

•	SK Innovation plans to work with Solid Power to further develop Solid Power’s all-solid-state battery technology.

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SK Innovation commits to make a $30 million investment in Solid Power through subscription to purchase shares in DCRC’s previously announced PIPE transaction, which results in aggregate PIPE commitments of $195 million.

LOUISVILLE, Colo., October 27, 2021 – Solid Power, Inc. (the “Company” or “Solid Power”), an industry-leading developer of all-solid-state battery cells for electric vehicles, in the process of merging with Decarbonization Plus Acquisition Corporation III (“DCRC”) (NASDAQ: DCRC), today announced a partnership with SK Innovation Co (“SK Innovation”) to manufacture automotive-scale all-solid-state batteries under a memorandum of understanding (“MoU”) and joint development agreement (“JDA”). Together, the partnership is expected to enable SK Innovation to produce automotive-scale all-solid-state battery cells utilizing Solid Power’s sulfide-based solid electrolyte, proprietary cell designs and production processes.

The partnership is intended to facilitate the validation of Solid Power’s all-solid-state cell development and production techniques as part of the industry-standard automotive qualification process (“APQP”). This marks a key milestone on Solid Power’s strategic roadmap to achieve commercial production of all-solid-state battery cells for electric vehicle integration and use.

“The partnership with SK Innovation is designed to validate that Solid Power’s all-solid-state production processes are scalable and compatible with existing lithium-ion production technology,” said Doug Campbell, CEO and co-founder of Solid Power. “The ability to collaborate with a global leader in lithium-ion cell production is key to our go-to-market strategy and meeting anticipated demand.”

Through the JDA, SK Innovation and Solid Power plan to cooperate on all-solid-state cell development, validation and production to enable Solid Power to deliver pre-commercial all-solid-state cells to the Company’s automotive customers for qualification testing. Solid Power’s Silicon EV Cell is expected to be safer, provide longer range, and cost less than today’s leading lithium-ion batteries.

“We are delighted to partner with Solid Power, an industry-leading sulfide-based all-solid-state technology company,” said Dr. Lee Seongjun, CTO of SK Innovation. “We expect our partnership with Solid Power will play a pivotal role in delivering higher energy, lower-cost batteries to power longer range electric vehicles.”

In addition, SK Innovation agreed to invest $30 million in Solid Power through a subscription to purchase shares in DCRC’s previously announced PIPE transaction. This investment adds to the $165 million fully committed PIPE, which is anchored by investors Koch Strategy Platforms, Riverstone Energy Limited, Neuberger Berman funds and Van Eck Associates Corporation. This investment, along with the other previously announced PIPE investments related to Solid Power’s business combination with DCRC, is subject to certain conditions, including the successful completion of the business combination within the period contemplated by the subscription agreements.

Through this partnership, Solid Power intends to license its proprietary technology, manufacturing know-how and practices to SK Innovation to enable full integration of the Company’s sulfide-based solid electrolyte material and the Company’s cell designs into SK Innovation’s existing cell production environment. The technology license and future commercial supply are subject to the parties successfully negotiating and entering into further commercial agreements, along with regulatory approvals and other customary conditions.

“The JDA and MoU provide the framework for us to jointly develop and industrialize our high-content silicon all-solid-state battery cells as part of Solid Power’s current technology development roadmap,” said Derek Johnson, Chief Operating Officer at Solid Power. “To successfully develop and launch our cell products, we follow the standard automotive APQP process, which will ensure our cell design meets automotive partner specifications, meets the highest quality standards and is manufacturable at high rates with high yields. The ability to quickly transfer production know-how and cell designs to a partner with lithium-ion production at GWh scale saves on capital expenses, in line with Solid Power’s capital light business model.”

Solid Power plans to supply SK Innovation with its proprietary electrolyte for use in the manufacturing of all-solid-state cells. Under terms of the JDA, Solid Power expects to generate a small amount of revenue from both research and development and from the sale of electrolyte samples beginning in 2022.

As announced on June 15, 2021, Solid Power entered into a definitive agreement for a business combination with DCRC, a publicly traded special purpose acquisition company, or SPAC, that would result in Solid Power becoming a publicly listed company. Completion of the proposed transaction is subject to customary closing conditions and is expected to occur in the fourth quarter of 2021.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving Decarbonization Plus Acquisition Corporation III (“DCRC”) and Solid Power, Inc. (“Solid Power”). A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-258681) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) by DCRC. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the stockholder meeting of DCRC to vote on the business combination. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus, including all amendments and supplements thereto, and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to stockholders of DCRC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Decarbonization Plus Acquisition Corporation III, 2744 Sand Hill Road, Suite 100, Menlo Park, California 94025. The information contained on, or that may be accessed through, the websites referenced herein is not incorporated by reference into, and is not a part of, this filing.

Participants in the Solicitation

DCRC and Solid Power and their respective directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, is set forth in the preliminary proxy statement/prospectus relating to the proposed business combination.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DCRC, Solid Power or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

The information herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including DCRC’s or Solid Power’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. All statements, other than statements of present or historical fact included herein, regarding DCRC’s proposed acquisition of Solid Power, DCRC’s and Solid Power’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, including statements regarding the expected results of Solid Power’s partnership with SK Innovation and Solid Power’s path to commercialization, are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and Solid Power disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRC and Solid Power caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or Solid Power. In addition, DCRC and Solid Power caution you that the forward-looking statements contained herein are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or Solid Power following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or Solid Power’s current plans and operations as a result of the announcement of the transactions; (v) Solid Power’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Solid Power to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Solid Power’s business plan and the timing of expected business milestones, (ix) the effects of competition on Solid Power’s business, (x) supply shortages in the materials necessary for the production of Solid Power’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Solid Power may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described herein, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s periodic filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the Registration Statement filed in connection with the business combination. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

About Solid Power

Solid Power is an industry-leading developer of all-solid-state rechargeable battery cells for electric vehicles and mobile power markets. Solid Power replaces the flammable liquid electrolyte in a conventional lithium-ion battery with a proprietary sulfide-based solid electrolyte. As a result, Solid Power’s all-solid-state battery cells are expected to be safer and more stable across a broad temperature range, provide an increase in energy density compared to the best available rechargeable battery cells, enable less expensive, more energy-dense battery pack designs and be compatible with traditional lithium-ion manufacturing processes. For more information, visit http://www.solidpowerbattery.com/.

Solid Power Contact Information

For Media:

Will McKenna

Marketing Communications Director

(720) 598-2877

press@solidpowerbattery.com

For Investors:

investors@solidpowerbattery.com

Website: www.solidpowerbattery.com

Twitter: https://twitter.com/SolidPowerInc

LinkedIn: https://www.linkedin.com/company/solid-power

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